                                                                    Exhibit 10.1
                                                                    ------------

                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

          This COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this "AGREEMENT") is made as of this 1st day of December, 2000 between SeaChange International, Inc., a Delaware corporation (the "COMPANY"), and Comcast SC Investment, Inc., a Delaware corporation (the "PURCHASER").

                                    RECITALS

          WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, 466,255 shares (the "SHARES") of the Company's Common Stock, $0.01 par value per share (the "COMMON STOCK"), and a warrant to purchase 100,000 shares of Common Stock (the "WARRANT SHARES") at an exercise price equal to $21.4475 per share (the "WARRANT"), on the terms and conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                   SECTION 1

                  PURCHASE AND SALE OF COMMON STOCK AND WARRANT

     1.1 PURCHASE AND SALE OF COMMON STOCK AND WARRANT. Upon the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 2.1 below), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Shares and the Warrant for an aggregate purchase price of $10,000,004 (the "PURCHASE PRICE"). The Warrant shall have the rights, preferences, privileges and restrictions set forth in the form of Warrant attached hereto as Exhibit A (the "WARRANT CERTIFICATE").

                                   SECTION 2

                             CLOSING DATE; DELIVERY

     2.1 CLOSING DATE. The closing of the purchase and sale of the Shares and the Warrant hereunder (the "CLOSING") shall be held (i) at the offices of the Company at 10:00 a.m. on the second business day following the date on which the last to be fulfilled or waived of the conditions to the Closing set forth in Sections 5 and 6 hereof has been fulfilled or waived in accordance with this Agreement, or (ii) at such other time and place as the Company and the Purchaser mutually agree (the date of the Closing being hereinafter referred to as the "CLOSING DATE").

     2.2 DELIVERY. At the Closing, the Company shall deliver, or shall instruct its transfer agent to deliver, to the Purchaser (i) a certificate or certificates representing the Shares, registered in the name of the Purchaser or its assigns, and (ii) the Warrant, in each case against payment of the Purchase Price therefor by wire transfer of immediately available funds to an account designated in writing by the Company.

                                   SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as disclosed in a document referring specifically to the representations and warranties in this Agreement that identifies by section number the section and subsection to which such disclosure relates and is delivered by the Company to the Purchaser prior to the execution of this Agreement (which disclosure document is attached as Exhibit B hereto), the Company hereby represents and warrants to the Purchaser as follows:

     3.1 ORGANIZATION. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. Each of the Company's subsidiaries is a corporation duly organized and validly existing under the laws of the jurisdiction of its organization and is in good standing under such laws. The Company has the requisite corporate power to own, lease and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company and each of its subsidiaries is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a materially adverse effect on the business, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

     3.2 AUTHORIZATION. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement, the Warrant and the Registration Rights Agreement substantially in the form attached hereto as Exhibit C (the "REGISTRATION RIGHTS AGREEMENT") by the Company and the authorization, sale, issuance and delivery of the Shares hereunder and the Warrant Shares pursuant to the Warrant has been taken. This Agreement, the Warrant and the Registration Rights Agreement constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to Section 7.1(e) of this Agreement and Section 6 of the Registration Rights Agreement. Upon their issuance and delivery pursuant to this Agreement, the Shares and the Warrant will be duly authorized, validly issued, fully paid and nonassessable. Upon their issuance and delivery pursuant to the Warrant, the Warrant Shares will be duly authorized, validly issued, fully paid and nonassessable. The Shares and the Warrant, upon their issuance and delivery pursuant to this Agreement, and the Warrant Shares, upon their issuance and delivery pursuant to the Warrant, will be free of any liens or encumbrances other than as a result of any action by the Purchaser. The rights, preferences, privileges and restrictions of the Shares and the Warrant Shares are as stated in the Company's Certificate of Incorporation. The rights, preferences, privileges and restrictions of the Warrant are as stated in the Warrant Certificate. The Warrant Shares have been duly and validly reserved for issuance. The issuance and sale of the Shares and the Warrant and the subsequent issuance of the Warrant Shares upon exercise of the Warrant are not subject to and will not give rise to any preemptive rights or rights of first refusal applicable to the Company.

     3.3  COMPLIANCE WITH LAW AND OTHER INSTRUMENTS; NO CONFLICT.

          (a) Neither the Company nor any of its subsidiaries is in violation of or default under, and has not received any notices of violation or default with respect to, (i) any provision of the

Certificate of Incorporation or Bylaws of the Company, (ii) any mortgage, indenture, lease, contract or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries, properties or assets may be bound, or (iii) any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation of any federal, state or local government, court, administrative agency or commission or other governmental authority (each, a "GOVERNMENTAL ENTITY") applicable to the Company or any of its subsidiaries, properties or assets, including, but not limited to, any statute, law, ordinance, rule or regulation relating to the protection of the environment or concerning the handling, storage, disposal or discharge or toxic materials, except, in the case of (ii) and (iii), to the extent the effect of any such violation or default would not, individually or in the aggregate, have a Material Adverse Effect.

          (b) The execution and delivery of this Agreement, the Warrant and the Registration Rights Agreement, the issuance of the Shares and the Warrant and, upon exercise of the Warrant, the Warrant Shares, and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with, result in any violation of or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, (i) any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) any mortgage, indenture, lease, contract or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries, properties or assets may be bound, or (iii) any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation of any Governmental Entity applicable to the Company or any of its subsidiaries, properties or assets, except (A) in the case of (ii) and (iii), to the extent the effect of any such conflict, violation, default, termination, cancellation, acceleration or loss would not, individually or in the aggregate, have a Material Adverse Effect, or impair, delay or restrict the Company's power to perform its obligations with respect to the transactions contemplated hereby, and (B) in the case of (iii), any filings, consents or approvals required under the HSR Act (as defined in Section 7.7 below) that may be required with respect to the issuance of the Warrant Shares.

     3.4  SEC DOCUMENTS.

          (a) The Company has filed all required reports, schedules, forms, statements and other documents required to be filed by the Company with the Securities and Exchange Commission (the "SEC") since January 1, 2000 (the "SEC DOCUMENTS"). As of their respective dates, (i) the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (including the rules and regulations of the SEC promulgated thereunder, the "SECURITIES ACT") or the Securities Exchange Act of 1934, as amended (including the rules and regulations of the SEC promulgated thereunder, the "EXCHANGE ACT"), as the case may be, and (ii) none of the SEC Documents, except to the extent that information contained in any SEC Document has been revised or superseded by a later Filed SEC Document (as defined in Section 3.5 below), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. When the Registration Statement (as defined in Section 7.1(a)(i) below), as such may be amended from time to time, is declared effective by the Commission, such Registration Statement will comply in all material respects with the requirements of the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) The financial statements of the Company (including, in each case, any related notes thereto) included in the SEC Documents (including, without limitation, the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999) (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and (iii) fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operation and cashflows for the periods then ending in accordance with GAAP (subject, in the case of the unaudited statements, to normal year end audit adjustments). Except as set forth in the Filed SEC Documents, neither the Company nor any of its subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto, that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     3.5 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the SEC Documents filed and publicly available on the EDGAR system by October 31, 2000 (the "FILED SEC DOCUMENTS"), since the date of the most recent audited financial statements included in the Filed SEC Documents, there has not been (i) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) with respect to any of the Company's capital stock,
(ii) any redemption, repurchase or other acquisition by the Company or any of its subsidiaries of any of the capital stock or other securities of the Company;
(iii) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (iv) any damage, destruction or loss of property, whether or not covered by insurance, that has or is likely to have a Material Adverse Effect, (v) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities, or business, except insofar as may have been required by a change in GAAP, or (vi) any other development or event, or series of developments or events, that has or is likely to have a Material Adverse Effect, other than, in the case of (vi), changes affecting the industry in which the Company operates generally and changes affecting the world, United States or regional economy generally. To the Company's knowledge, there is no fact, matter or event as of the date hereof that would permit, and as of the Closing Date that will permit, the Company to effect a Sales Blackout Period (as defined in Section 7.1(d)(i) below).

     3.6 GOVERNMENTAL CONSENTS. In reliance on the representations of the Purchaser contained herein, no consent, approval, order or authorization of, or registration, designation, declaration or filing with, any Governmental Entity on the part of the Company is required in connection with the valid execution and delivery of this Agreement, the Warrant or the Registration Rights Agreement, the offer, sale or issuance of the Shares, the Warrant and, upon exercise of the Warrant, the Warrant Shares, or the consummation of any other transaction contemplated hereby or thereby to occur at Closing, except such filings as may be required to be made with the SEC and the National Association of Securities Dealers, Inc. and, with respect to the issuance of the Warrant Shares, any filings, consents or approvals required under the HSR Act.

     3.7 LITIGATION. Except as is disclosed in the Filed SEC Documents, there is no private or governmental suit, action, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of the Company, threatened, against the Company, any of its subsidiaries, or any of their respective officers or directors (in their capacities as such), properties or assets, that, if determined adversely to the Company, would, individually or in the aggregate, (i) have a Material Adverse Effect, (ii) impair the ability of the Company to perform its obligations under this Agreement, the Warrant or the Registration Rights Agreement, or (iii) prevent the consummation of any of the transactions contemplated by said agreements. Except as is disclosed in the Filed SEC Documents, there is no judgment, decree or order against the Company, any of its subsidiaries or, to the knowledge of the Company, any of their respective officers or directors (in their capacities as such) relating to the business of the Company or any of its subsidiaries, the existence of which would, individually or in the aggregate, (i) have a Material Adverse Effect, (ii) impair the ability of the Company to perform its obligations under this Agreement, the Warrant or the Registration Rights Agreement, or (iii) prevent the consummation of any of the transactions contemplated by said agreements.

     3.8  CAPITALIZATION.

          (a) The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share, of the Company (the "PREFERRED STOCK").

          (b) As of November 29, 2000, there were (1) 22,016,805 shares of Common Stock issued and outstanding, (2) 40,500 shares of Common Stock held in the treasury of the Company, (3) no shares of Preferred Stock issued and outstanding, and (4) no shares of Common Stock reserved for issuance upon exercise of authorized but unissued Preferred Stock. As of November 26, 2000, there were 3,537,653 shares of Common Stock reserved for issuance upon exercise of outstanding stock options issued by the Company to current or former employees, directors and consultants of the Company and its subsidiaries.

          (c) All outstanding shares of the Common Stock are duly authorized, validly issued, fully paid and nonassessable, free from any liens created by the Company with respect to the issuance and delivery thereof and not subject to preemptive rights or other similar rights, and were issued in compliance with all applicable laws concerning the issuance of securities.

          (d) Other than (i) as disclosed in the Filed SEC Documents and (ii) stock options issued and employee stock purchases made under the Company's stock option, stock incentive and stock purchase plans described in the Filed SEC Documents, there are no outstanding (A) securities convertible into or exchangeable for the capital stock of the Company, (B) options, warrants or other rights to purchase or subscribe for any capital stock of the Company or securities convertible into or exchangeable for the capital stock of the Company, or (C) any other contracts, commitments, agreements, understandings, arrangements or other rights of any kind (including preemptive rights, anti-dilution rights, rights of first refusal and registration rights) to which the Company is a party or by which the Company is bound, or, to the Company's knowledge, to which any other Person is a party or by which any other Person is bound, relating to the issuance, conversion, registration, voting, sale or transfer of any equity interests or other securities of the Company or obligating the Company to purchase or redeem any such equity interests or other securities of the Company.

     3.9 STOCKHOLDERS' CONSENT. No consent or approval of the stockholders of the Company is required for the Company to enter into this Agreement, the Warrant and the Registration Rights Agreement, to issue the Shares and the Warrant and, upon exercise of the Warrant, the Warrant Shares, or to consummate the transactions contemplated hereby and thereby.

     3.10 INTELLECTUAL PROPERTY. Each of the Company and its subsidiaries (a) either owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, technology, software, know-how and trade secrets (collectively, "INTELLECTUAL PROPERTY") necessary to conduct the business now conducted by the Company and its subsidiaries and (b) either owns or possesses, or can acquire on commercially reasonable terms, adequate licenses or other rights to use all Intellectual Property necessary to conduct the business proposed to be conducted by the Company and its subsidiaries. Neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property used in the business of the Company and its subsidiaries, as such business is now conducted and as it is proposed to be conducted, and, to the Company's knowledge, none of the discoveries, inventions, products, services and processes used in the business of the Company and its subsidiaries, as such business is now conducted and as it is proposed to be conducted, infringe upon or conflict with any right or patent of any third party or any discovery, invention, product, service or process that is the subject of a patent application filed by any third party.

     3.11  AGREEMENTS WITH AFFILIATES; EMPLOYMENT AGREEMENTS; SPECIAL BENEFITS.

          (a) Except as otherwise disclosed in the Filed SEC Documents, there are no agreements, understandings or proposed transactions, in any such case involving obligations (contingent or otherwise) of, or payments to, the Company in excess of $500,000, between the Company and any of its officers, directors, Affiliates (as defined below) or any Affiliate thereof. For purposes of this Agreement, "AFFILIATE" means any Person directly or indirectly controlled by, controlling or under common control with another Person. For purposes of this definition, "CONTROL" means the power to direct the management of the Person in question.

          (b) Each of the Company's Chief Executive Officer, Chief Financial Officer and its four other most highly compensated executive officers has executed an employee noncompetition, nondisclosure and developments agreement with the Company in the form attached hereto as Exhibit D, without any modifications thereto, and has not entered into any other agreements with the Company relating to his or her employment, other than stock option agreements substantially in the form of the Company's standard Incentive Stock Option Agreement or Non-Qualified Stock Option Agreement.

          (c) There exist no provisions contained in any employment or severance agreement or benefit plan of the Company that provide for the payment, accrual or acceleration of any benefit to any Person as a result of the consummation of the transactions contemplated hereby.

     3.12 OFFERING VALID. Assuming the accuracy of the Purchaser's representations and warranties contained in Sections 4.3 through 4.7 hereof, the offer, issuance and sale of the Shares and the Warrant pursuant to the terms of this Agreement, and the Warrant Shares pursuant to the terms of the Warrant, will be exempt from the registration requirements of the Securities Act and will have been registered or qualified, or will be exempt from registration and qualification, under the requirements of all other applicable securities laws. None of the Company or any of its Affiliates, nor any Person acting on its or their behalf, has offered to sell or sold any Common Stock by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act that would subject the issuance and sale of the Shares to the registration provisions of the Securities Act.

     3.13 FORM S-3 ELIGIBILITY. The Company meets the registrant requirements and transaction requirements for the use of a Form S-3 registration statement under the Securities Act with respect to the resale of the Shares and the Warrant Shares, and, to the Company's knowledge, there is no fact, matter or event that could materially delay the effectiveness of the Registration Statement.

                                   SECTION 4

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser hereby represents and warrants to the Company as follows:

     4.1 ORGANIZATION. The Purchaser is a corporation duly organized and validly existing and in good standing under the laws of Delaware, and Comcast Corporation, a Pennsylvania corporation, directly or indirectly owns all of the currently outstanding stock of the Purchaser.

     4.2 AUTHORITY. All corporate action on the part of the Purchaser necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Purchaser has been taken. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Purchaser and constitute legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to Section 6 of the Registration Rights Agreement. The execution and delivery of said agreements do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or result in any violation of any obligation under any provision of the Articles of Incorporation or Bylaws of the Purchaser or any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser.

     4.3 INVESTMENT. The Purchaser is acquiring the Shares, the Warrant and the Warrant Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof other than in compliance with applicable securities laws. The Purchaser understands that the sale of the Shares and the Warrant hereunder and the Warrant Shares upon exercise of the Warrant has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations and warranties contained in this Section 4. It is understood that transfers by the Purchaser of the Shares, the Warrant or the Warrant Shares, or any portion thereof, to one or more members of the Purchaser Group (as defined in Section 10.4 below) shall not be deemed to be inconsistent with this Section 4.3, and the Purchaser shall be permitted to make such transfers from time to time without restriction, so long as any such transfer complies with the Securities Act and any applicable state securities laws.

     4.4 DISCLOSURE OF INFORMATION. The Purchaser has had full access to all information it considers necessary or appropriate to make an informed investment decision with respect to the Shares and the Warrant to be purchased by the Purchaser under this Agreement. The Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares, the Warrant and the Warrant Shares and to obtain additional information necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

     4.5 INVESTMENT EXPERIENCE. The Purchaser understands that the purchase of the Shares, the Warrant and, upon exercise of the Warrant, the Warrant Shares involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares, the Warrant and the Warrant Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Shares, the Warrant and the Warrant Shares and protecting its own interests in connection with this investment.

     4.6 ACCREDITED INVESTOR STATUS. The Purchaser is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

     4.7  RESTRICTED SECURITIES.

          (a) The Purchaser understands that the Shares and the Warrant to be purchased by the Purchaser hereunder and the Warrant Shares to be purchased upon exercise of the Warrant are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that, under the Securities Act and applicable regulations thereunder, such securities may not be resold except as provided in Section 8 hereof.

          (b)  The Purchaser acknowledges that, except as contemplated in
Section 7.1 hereof, the Shares, the Warrant and the Warrant Shares have not been registered under the Securities Act and must be held indefinitely by the Purchaser unless they are registered under the Securities Act or an exemption from registration is available. The Purchaser further acknowledges that the Company is under no obligation to register the Warrant or, except as contemplated in the Registration Rights Agreement and Section 7.1 hereof, the Shares or the Warrant Shares.

          (c) The Purchaser is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act in general.

     4.8 GOVERNMENTAL CONSENTS. Partially in reliance on the representations of the Company contained herein, no consent, approval, order or authorization of, or registration, designation, declaration or filing with, any Governmental Entity on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement or the Registration Rights Agreement or the consummation of any transaction contemplated hereby or thereby to occur at Closing, except such filings as may be required to be made with the SEC and the National Association of Securities Dealers, Inc.

                                   SECTION 5

                    CONDITIONS TO OBLIGATION OF THE PURCHASER

     The Purchaser's obligation to purchase the Shares and to receive the Warrant at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     5.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE. Each of the representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date (except with respect to representations and warranties made as of a specific time, which shall be true and correct in all material respects as of such time, and without giving effect, solely for the purposes of this Section 5.1, to any materiality qualification contained in such representation or warranty) with the same effect as though such representations and warranties had been made on and as of the Closing Date; and the Company shall have performed all obligations herein required to be performed by it on or prior to the Closing Date in all material respects (without giving effect, solely for the purposes of this Section 5.1, to any materiality qualification contained in such representation or warranty). The Purchaser shall have received a certificate signed on behalf of the Company by an officer of the Company to such effect on the Closing Date.

     5.2 NO ORDER PENDING. There shall not then be in effect any order, injunction or decree of any nature by any Governmental Entity enjoining or restraining the transactions contemplated by this Agreement.

     5.3 NO LAW PROHIBITING OR RESTRICTING SALE OF THE SHARES. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale of the Shares, the Warrant or the Warrant Shares, or requiring any consent or approval of any individual, partnership, corporation, business trust, trust, unincorporated association, joint venture, Governmental Entity or other entity of whatever nature (each, a "PERSON") that shall not have been obtained to issue the Shares, the Warrant or the Warrant Shares, except, with respect to the issuance of the Warrant Shares, any filings, consents or approvals required under the HSR Act.

     5.4 REGISTRATION RIGHTS AGREEMENT. The Company shall have executed and delivered the Registration Rights Agreement.

     5.5 OPINION OF COUNSEL. The Purchaser shall have received an opinion dated as of the Closing Date of Testa, Hurwitz & Thibeault, LLP, counsel to the Company, substantially in the form attached as Exhibit E.

     5.6 CLOSING DELIVERIES. The Company shall have delivered to the Purchaser all items required to be delivered by the Company at the Closing pursuant to
Section 2.2 hereof.

     5.7 ORGANIZATIONAL DOCUMENTS AND BOARD APPROVAL. The Company shall have delivered to the Purchaser copies of (a) the Certificate of Incorporation of the Company, (b) the Bylaws of the Company and (c) resolutions duly adopted by the Board of Directors of the Company authorizing and approving (i) the consummation of the transactions contemplated hereby, (ii) the Company's execution and delivery of this Agreement and (iii) the Company's execution and delivery of the other documents described herein, in each case certified as true, complete and in full force and effect as of the Closing Date by an appropriate officer of the Company.

     5.8 EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement (as defined in Section 7.1(a)(i) below) shall have been declared effective with respect to the Shares by the SEC and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act, nor shall have any proceedings therefor been initiated or threatened by the SEC; provided, however, that the Company shall not permit the Registration Statement to be declared effective until all other conditions to the Closing set forth in this Section 5 and in Section 6 have been fulfilled or waived in accordance with this Agreement.

     5.9 UNDERWRITER STATUS. It is the intention of the parties that this transaction meet the requirements of a "private-investment, public-equity," or PIPE, transaction, in accordance with the guidelines and interpretations advanced by the SEC, and that, accordingly, the Purchaser shall not be deemed to be an "underwriter" (as such term is defined in Section 2(11) of the Securities
Act), nor shall the SEC have requested that the Purchaser acknowledge that it may be deemed to be an underwriter, in connection with the resale of the Shares or the Warrant Shares pursuant to the Registration Statement.

                                   SECTION 6

                     CONDITIONS TO OBLIGATION OF THE COMPANY

     The Company's obligation to issue and sell the Shares and to issue the Warrant at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     6.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE. Each of the representations and warranties of the Purchaser contained in Section 4 shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date (except with respect to representations and warranties made as of a specific time, which shall be true and correct in all material respects as of such time, and without giving effect, solely for the purposes of this Section 6.1, to any materiality qualification contained in such representation or warranty) with the same effect as though such representations and warranties had been made on and as of the Closing Date; and the Purchaser shall have performed all obligations herein required to be performed by it on or prior to the Closing Date in all material respects (without giving effect, solely for the purposes of this Section 6.1, to any materiality qualification contained in such representation or warranty). The Company shall have received a certificate signed on behalf of the Purchaser by an officer of the Purchaser to such effect on the Closing Date.

     6.2 NO ORDER PENDING. There shall not then be in effect any order, injunction or decree of any nature by any Governmental Entity enjoining or restraining the transactions contemplated by this Agreement.

     6.3 NO LAW PROHIBITING OR RESTRICTING THE SALE OF THE SHARES. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale of the Shares, the Warrant or the Warrant Shares, or requiring any consent or approval of any Person that shall not have been obtained to issue the Shares, the Warrant or the Warrant Shares, except, with respect to the issuance of the Warrant Shares, any filings, consents or approvals required under the HSR Act.

     6.4 PURCHASE PRICE. The Purchaser shall have paid the Purchase Price by wire transfer of immediately available funds to an account designated in writing by the Company.

                                   SECTION 7

                                   COVENANTS

     7.1  REGISTRATION RIGHTS.

          (a)  Company Registration.

               (i) The Company shall file with the SEC, within three business days after the date hereof, a registration statement on Form S-3 (the "REGISTRATION STATEMENT") covering the registration of the resale of the Shares and the Warrant Shares under the Securities Act.

               (ii) The Company shall use its best efforts to cause the Registration Statement to become effective as promptly as possible, and remain effective during the period from the date the Registration Statement is declared effective (the "EFFECTIVE DATE") until the earlier of (A) the second anniversary of the Effective Date, or (B) the date on which all Shares and Warrant Shares have been sold (such period, as the case may be, the "REGISTRATION PERIOD").

               (iii)  During the Registration Period, the Company shall:

                    (A) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective during the Registration Period and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Shares and the Warrant Shares by the Purchaser or any other member of the Purchaser Group, and furnish to the Purchaser any such supplement or amendment prior to it being used and/or filed with the SEC;

                    (B) comply in all material respects with the provisions of the Securities Act applicable to the Company with respect to the disposition of all securities covered by the Registration Statement;

                    (C) furnish to the Purchaser (1) such number of copies (including manually executed and conformed copies) of the Registration Statement and of each amendment thereof and supplement thereto (including all annexes, appendices, schedules and exhibits), (2) such number of copies of the prospectus used in connection with the Registration Statement (including each preliminary prospectus, any summary prospectus and the final prospectus and including prospectus supplements), and (3) such number of copies of other documents, if any, incorporated by reference in the Registration Statement or prospectus, in each case as the Purchaser may reasonably request;

                    (D) notify the Purchaser promptly and, if requested by the Purchaser, confirm such notification in writing, (1) when a prospectus or any prospectus supplement has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has been filed with and declared effective by the SEC, (2) of the issuance by the SEC of any stop order or the coming to its knowledge of the initiation of any proceedings for that purpose, (3) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Shares or the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (4) of the occurrence of any event that requires the making of any changes to the Registration Statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and the Company shall promptly prepare and furnish to the Purchaser, upon request, a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of the Shares or the Warrant Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (5) of the Company's determination that the filing of a post-effective amendment to the Registration Statement shall be necessary or appropriate; and, upon the receipt of any notice from the Company of the occurrence of any event of the kind described in this Section 7.1(a)(iii)(D)(2), (3) (but only with respect to the jurisdiction suspending qualification), (4) or (5), (I) the Purchaser shall forthwith discontinue any offer and disposition of the Shares and the Warrant Shares pursuant to the Registration Statement covering such Shares and Warrant Shares and, if so directed by the Company, shall deliver to the Company all copies (other than permanent file copies) of the defective prospectus covering such Shares and Warrant Shares that are then in the Purchaser's possession or control, and (II) the Company shall, as promptly as practicable thereafter (subject, in the case of Section 7.1(a)(iii)(D)(4), to the provisions of Section 7.1(d)), take such action as shall be necessary to remedy such event to permit the Purchaser to continue to offer and dispose of the Shares and the Warrant Shares, including, without limitation, preparing and filing with the SEC and furnishing to the Purchaser a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of the Shares and the Warrant Shares, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (E) use its best efforts to register or qualify the Shares and the Warrant Shares covered by such Registration Statement under and to the extent required by such other securities or state blue sky laws of such jurisdictions as the Purchaser shall request, and do any and all other acts and things that may be necessary under such securities or blue sky laws to enable the Purchaser to consummate the public sale or other disposition in such jurisdictions of the Shares and the Warrant Shares owned by the Purchaser, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or submit to liability for state or local taxes where it would not otherwise be liable for such taxes;

                    (F) if requested by the Purchaser, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the SEC and as the Purchaser specifies should be included therein relating to the terms of the sale of the Shares and the Warrant Shares, including, without limitation, information with respect to the number of Shares and Warrant Shares being sold by the Purchaser or any other member of the Purchaser Group, the name and description of the Purchaser or such other member of the Purchaser Group, the offering price of such Shares and Warrant Shares and any other terms of the offering of the Shares and the Warrant Shares by the Purchaser or such other member of the Purchaser Group; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                    (G) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, that may be required to effect such registration or the offering or sale in connection therewith or to enable the Purchaser and any other member of the Purchaser Group to offer, or to consummate the disposition of, the Shares and the Warrant Shares;

                    (H) furnish to the Purchaser on a timely basis and at the Company's expense, certificates free of any restrictive legends representing ownership of the Shares or Warrant Shares sold in such denominations and registered in such names as the Purchaser shall request, and notify the transfer agent of the Company's securities that it may effect transfers of the Shares and the Warrant Shares upon notification from the Purchaser that it has complied with this Agreement and the prospectus delivery requirements of the Securities Act; and

                    (I) comply with all applicable rules and regulations of the SEC, and make generally available to its securityholders, as soon as practicable but in any event not later than 18 months after the Effective Date, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

          (b) Payment of Expenses. All expenses incurred by the Company in connection with any registration, qualification or compliance pursuant to the provisions of this Section 7.1 (including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expenses of any special audits incident to or required by any such registration, but excluding all applicable underwriting discounts and selling commissions) shall be borne by the Company.

          (c) Information Furnished by the Purchaser. It shall be a condition precedent to the Company's obligations under this Section 7.1 that the Purchaser furnish to the Company in writing such information regarding the Purchaser and the distribution of the Shares and the Warrant Shares proposed by the Purchaser as the Company may reasonably request to complete or amend the information required by the Registration Statement.

          (d)  Information Blackout; No Stabilization.

               (i) At any time when the Registration Statement is effective, upon written notice from the Company to the Purchaser that the Company, after consultation with outside counsel, has determined reasonably and in good faith that the sale of Shares and Warrant Shares pursuant to the Registration Statement would require disclosure of non-public material information, the disclosure of which at such time could reasonably be expected to have a material adverse effect on the business or affairs of the Company or a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any extraordinary engagement or activity by the Company, including, without limitation, any material acquisition of assets or any merger, consolidation, tender offer or similar transaction, the Purchaser shall suspend sales of the Shares and the Warrant Shares pursuant to the Registration Statement until the earlier of (A) 45 days after the Company notifies the Purchaser of such good faith determination, and (B) such time as the Company notifies the Purchaser that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to the Registration Statement may otherwise be resumed (the number of days from such suspension of sales by the Holders until the day when such sales may be resumed hereunder is hereinafter called a "SALES BLACKOUT PERIOD"). A Sales Blackout Period shall not preclude any sales of Shares or Warrant Shares that the Purchaser may effect in compliance with Rule 144; provided that the Purchaser otherwise conforms with the requirements under the Securities Act and the Exchange Act.

               (ii) No Sales Blackout Period shall be commenced by the Company within 90 days after Closing or the end of a Sales Blackout Period, and the Company shall not be permitted to commence more than two Sales Blackout Periods in any 12 month period.

               (iii)  The Purchaser shall not, during the Registration Period,
(A) effect any stabilization transactions or engage in any stabilization activity in connection with the Common Stock or other equity securities of the Company in contravention of Regulation M under the Exchange Act, or (B) permit any "Affiliated Purchaser" (as that term is defined in Regulation M under the Exchange Act) to bid for or purchase for any account in which the Purchaser has a beneficial interest, or attempt to induce any other Person to purchase, any shares of Common Stock or Shares or Warrant Shares in contravention of Regulation M under the Exchange Act.

          (e)  Indemnification.

               (i) With respect to the offering and sale of the Shares and the Warrant Shares made pursuant to the Registration Statement only, the Company shall indemnify and hold harmless the Purchaser, its officers, directors, members and partners, and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act ("PURCHASER INDEMNITEES"), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any violation or alleged violation by the Company of the Securities Act, any blue sky laws or securities laws of any state or county in which the Shares and the Warrant Shares are offered, and relating to action taken or action or inaction required of the Company in connection with such offering, or shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in any preliminary or final prospectus included therein) relating to the offering and sale of the Shares and the Warrant Shares, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company shall not be liable to any Purchaser Indemnitee in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Purchaser Indemnitee for inclusion in the Registration Statement (or in any preliminary or final prospectus included therein), or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Purchaser Indemnitee and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Purchaser Indemnitee.

               (ii) With respect to the offering and sale of the Shares and the Warrant Shares made pursuant to the Registration Statement only, the Purchaser shall indemnify and hold harmless the Company, its officers and directors and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act (the "COMPANY INDEMNITEES"), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any violation or alleged violation by the Purchaser of the Securities Act, any blue sky laws or securities laws of any state or country in which the Shares and the Warrant Shares are offered and relating to action taken or action or inaction required of the Purchaser in connection with such offering, or shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in any preliminary or final prospectus included therein) relating to the offering and sale of the Shares and the Warrant Shares or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that such untrue statement is contained in, or such fact is omitted from, information furnished to the Company in writing by or on behalf of the Purchaser for inclusion in the Registration Statement (or in any preliminary or final prospectus included therein). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Company Indemnitee. The foregoing indemnity is in addition to any liability that the Purchaser may otherwise have to any Company Indemnitee.

               (iii) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section 7.1(e), such Person (the "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing. No indemnification provided for in subsection (i) or (ii) shall be available to any Person who shall fail to give notice as provided in this subsection (iii) if the indemnifying party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability that it or they may have to the indemnified party for indemnification pursuant to subsection (i) or
(ii) to the extent it was not materially prejudiced. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (A) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (B) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel, in the written opinion of such counsel, would be inappropriate due to actual or potential differing interests between them, or (C) the indemnifying party does not promptly defend the indemnified party. The indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties (in addition to local counsel if required). Such firm shall be designated in writing by the Purchaser in the case of Purchaser Indemnitees and by the Company in the case of Company Indemnitees. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. The obligations of the Company and the Purchaser under this Section 7.1(e) shall survive the completion of any offering of Shares or Warrant Shares pursuant to the Registration Statement.

               (iv) The indemnity provided for hereunder shall not inure to the benefit of any indemnified party to the extent that the claim is based on such indemnified party's failure to comply with the applicable prospectus delivery requirements of the Securities Act as then applicable to the Person asserting the loss, claim, damage or liability for which indemnity is sought.

               (v) If the indemnification provided for in this Section 7.1(e) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any claims, liabilities, losses, damages, expenses or judgments referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such claim, liability, loss, damage, expense or judgment in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the circumstances that resulted in such claim, liability, loss, damage, expense or judgment, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.1(e) were determined by pro rata allocation or any other method of allocation that does not take into account the equitable consideration referred to in this paragraph (v).

               (vi) In no event shall the liability of the Purchaser under this
Section 7.1(e), whether for indemnification or contribution, exceed the net proceeds received by the Purchaser from the sale of Shares and the Warrant Shares pursuant to the Registration Statement.

          (f) Rule 144. With a view to making available to the Purchaser the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell securities of the Company to the public without registration, in addition to the foregoing provisions of this Section 7.1, the Company shall:

               (i) make and keep adequate current public information with respect to the Company available, as those terms are understood and defined in Rule 144;

               (ii) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (iii) furnish to the Purchaser upon written request (A) a written statement by the Company as to whether it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents of the Company as the Purchaser may reasonably request and as is publicly available to enable the Purchaser to avail itself of any rule or regulation of the SEC that permits the selling of any such securities without registration.

     7.2 OBSERVER RIGHTS. On and after the Closing until the earlier of (i) the fifth anniversary of this Agreement or (ii) the date on which the Purchaser Group (as defined in Section 10.4 below) ceases to collectively own a number of shares of Common Stock equal to at least thirty percent (30%) of the shares of Common Stock held collectively by the Purchaser Group immediately after the Closing (as adjusted for stock splits, stock dividends, combinations, reorganizations, reclassifications and other similar events), the Company shall permit one (1) representative designated by the Purchaser and reasonably acceptable to the Company (the "PURCHASER OBSERVER") to attend, in a non-voting observer capacity, each meeting of the Board of Directors of the Company and each meeting of any committee thereof and to participate in all discussions during each such meeting. The Company shall send to the Purchaser Observer notice of the time and place of any such meeting, in the same manner and at the same time as notice is sent to its directors. The Company shall also provide to the Purchaser Observer copies of all notices, reports, minutes, contracts and other documents, at the time and in the same manner as such documents are provided to the Board of Directors of the Company. Any materials furnished to the Purchaser Observer and the discussions and presentations in connection with or at any meeting shall be considered confidential information and the Purchaser Observer will keep such materials and discussions confidential and will not disclose or divulge such materials and discussions to any third party. Notwithstanding the foregoing, the Company reserves the right to exclude the Purchaser Observer from access to any materials or meetings or portions thereof if the Board of Directors or management of the Company shall reasonably determine, upon advice of counsel in the case of (A) or (B), that such exclusion is necessary (A) to preserve the attorney-client privilege, (B) to prevent a conflict of interest, (C) to protect confidential proprietary information or (D) because the Purchaser Observer's presence may otherwise be detrimental to the business interests of the Company. The Company expressly acknowledges that any of the following persons would be acceptable to the Company if selected by the Purchaser to serve as Purchaser Observer: Robert Pick, Brad Dusto, Mark Hess, and Steve Heeb.

     7.3  FUTURE AND CURRENT INVESTMENTS AND ACTIVITIES; INFORMATION.

          (a) The Company acknowledges that (i) the Purchaser and its Affiliates engage in a wide variety of activities and have investments in many other companies, (ii) it is critical to the Purchaser that the Purchaser and its Affiliates be permitted to continue to develop their current and future businesses and investment activities without any restriction arising from an investment by the Purchaser or any of its Affiliates in the Company, the right of the Purchaser to designate a Purchaser Observer or any relationship, contractual or otherwise, between the Purchaser or any of its Affiliates and the Company or any of its Affiliates, and (iii) from time to time, in connection with the foregoing activities of the Purchaser and its current and future Affiliates (the "ACTIVITIES"), the Purchaser and its Affiliates may have information that may be useful to the Company (which information may or may not be known by the Purchaser Observer). The Company further acknowledges that (I) the Company does not intend or desire that the relationship of the Purchaser and any of its Affiliates with the Company and any of its Affiliates (A) interfere with or impose conditions or restrictions on any of the Activities of the Purchaser or any of its current or future Affiliates, or (B) confer upon the Company any right to participate in any of the Activities of the Purchaser or any of its Affiliates, and (II) the Company intends and desires that (X) the Purchaser and its Affiliates shall be free to engage in the Activities in any capacity, whether active or passive, without any obligation or liability to the Company or to its shareholders, including, without any limitation, any obligation to offer the Company a right to acquire, participate or have any interest of any nature whatsoever in any of such Activities, and (Y) the Purchaser, its Affiliates and the Purchaser Observer shall have no duty to disclose any information known to such person to the Company; provided, however, that this Section 7.3 shall not relieve the Purchaser, its Affiliates or the Purchaser Observer of its or his duty of confidentiality with respect to information pertaining to the Company.

          (b) The Company acknowledges that, except as expressly set forth in any written agreement between the Company or any of its Affiliates and the Purchaser or any of its Affiliates, neither the Purchaser nor any of its Affiliates shall have any duty or obligation to use or promote the use of any of the goods, products, equipment or services offered by the Company.

     7.4  MOST FAVORED INVESTOR TREATMENT.

          (a) From the date hereof until the date six months following the Closing Date, in the event that the Company or any of its Affiliates sells or issues, or enters into any agreements (whether oral or written) regarding the sale or issuance of, (i) any shares of the Company's Common Stock, (ii) any securities convertible into or exchangeable for any shares of the Company's Common Stock or (iii) any options, warrants or other rights to purchase shares of the Company's Common Stock or securities convertible into or exchangeable for shares of the Company's Common Stock, on terms (including, but not limited to, (A) a greater than 8% discount in the purchase price from the then current market value of the shares of Common Stock or other securities so purchased, (B) the number of options, warrants or other purchase rights issued as a percentage of the number of shares of Common Stock or other securities purchased and the terms (including, without limitation, the duration and exercise price) of such options, warrants or other purchase rights, and (C) the registration rights granted with respect to the securities so purchased) that are more favorable to the purchaser thereof than those terms contained in this Agreement, the Warrant and the Registration Rights Agreement, the Company shall take such measures (including, without limitation, the issuance of additional shares of Common Stock, an adjustment to the terms of the Warrant and the number of shares issuable thereunder and an amendment to the Registration Rights Agreement) to ensure that the Purchaser is afforded the benefit of such terms, without any additional consideration and applied retroactively to the terms of this Agreement, the Warrant and the Registration Rights Agreement. The "most favored investor" status afforded the Purchaser hereunder shall apply by comparison of all of the terms contained in this Agreement, the Warrant and the Registration Rights Agreement to all of the terms pertaining to any subsequent sale or issuance of securities, such that the overall investment by any third party shall be on no more favorable terms than the overall investment by the Purchaser hereunder, each taken in its entirety. The Purchaser acknowledges that a third party may have more favorable terms with regard to a specific line item, and such shall not in and of itself constitute a violation or breach of this Section 7.4.

          (b) Notwithstanding the foregoing, no provision of this Section 7.4 shall apply to the issuance of (i) stock options or stock grants to employees of the Company pursuant to the Company's stock option, stock incentive and stock purchase plans described in the Filed SEC Documents or otherwise approved by the Board of Directors of the Company or (ii) shares of the Company's Common Stock in connection with a public offering of such shares by the Company for its own account.

     7.5 LISTING OF THE SHARES. The Company shall cause the Shares and the Warrant Shares to be listed on the Nasdaq National Market System or such other securities exchange or quotation system on which the Common Stock is then listed or quoted.

     7.6 WARRANT SHARES. The Company shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrant, the number of shares of Common Stock issuable from time to time upon such exercise.

     7.7 HSR ACT FILINGS. In the event that, as the result of the Purchaser's decision to exercise the Warrant or any other warrants hereinafter issued by the Company to the Purchaser or for any other reason, it becomes necessary at any time after the Closing for the Purchaser to make any filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), the Company shall cooperate with the Purchaser in connection with any such filings by (i) making all filings required to be made on the Company's part under the HSR Act and (ii) promptly furnishing, or causing to be furnished, any information that may be required by the Federal Trade Commission or the Department of Justice under the HSR Act.

     7.8 FULFILLMENT OF CONDITIONS. Each of the Company and the Purchaser shall use its reasonable efforts to perform, comply with and fulfill all obligations, covenants and conditions required by this Agreement to be performed, complied with or fulfilled by it on or prior to the Closing Date, including, without limitation, all actions required under any law, rule or regulation adopted subsequent to the date hereof.

     7.9 CONFIDENTIALITY; COMPLIANCE WITH SECURITIES LAWS. At Closing, the Purchaser and the Company shall execute a Confidentiality Agreement substantially in the form attached hereto as Exhibit F. In addition, in connection with the Purchaser's observer rights pursuant to Section 7.2 hereof or otherwise through its relationship with the Company, the Purchaser hereby acknowledges that it may become aware of material non-public information concerning the Company and that the United States securities laws generally prohibit any person who has material non-public information concerning an issuer from publicly purchasing, selling or otherwise trading in securities of such issuer, and it shall comply with all applicable securities laws to the extent it receives any such information.

                                   SECTION 8

         COMPLIANCE WITH SECURITIES ACT; RESTRICTIONS ON TRANSFERABILITY

     8.1 COMPLIANCE WITH SECURITIES ACT. The Shares, the Warrant and the Warrant Shares shall not be transferable except upon the conditions specified in
Section 8.3, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act and applicable state securities laws in respect of any such transfer.

     8.2 RESTRICTIVE LEGEND. The certificate or certificates representing the Shares and the Warrant Shares shall each be subject to the following legend restricting transfer under the Securities Act:

     THE TRANSACTION IN WHICH THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS SUCH TRANSFER IS MADE (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) IN A TRANSACTION THAT QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND FOR WHICH, SUBJECT TO LIMITED EXCEPTIONS, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT HAS BEEN PROVIDED.

The Company shall remove this legend from the certificate or certificates representing any of the Shares or the Warrant Shares upon the termination of the restrictions on transferability with respect to such Shares or Warrant Shares, in accordance with the last sentence of Section 8.4.

     8.3 RESTRICTIONS ON TRANSFERABILITY. The Company shall not be required to register the transfer of the Shares, the Warrant or the Warrant Shares on the books of the Company unless the Company shall have been provided with an opinion of counsel in form and substance reasonably satisfactory to the Company that the Shares, the Warrant or the Warrant Shares, as applicable, are eligible for transfer without registration under the Securities Act; provided, however, that no such opinion of counsel shall be necessary in order to effectuate a transfer of any of the Shares, the Warrant or Warrant Shares (i) in accordance with the provisions of Rule 144(k) promulgated under the Securities Act, (ii) with respect to the Shares and the Warrant Shares, in accordance with the intended method of disposition set forth in the Registration Statement or (iii) with respect to the Warrant Shares, in accordance with the intended method of disposition set forth in any other registration statement filed by the Company and covering the Warrant Shares pursuant to the Registration Rights Agreement.

     8.4 TERMINATION OF RESTRICTIONS ON TRANSFERABILITY. The conditions precedent imposed by this Section 8 upon the transferability of the Shares, the Warrant and the Warrant Shares shall cease and terminate as to any of the Shares, the Warrant and the Warrant Shares (i) when such securities shall have been registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such securities (including, without limitation, the Registration Statement), (ii) at such time as the Company shall have been provided with an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that the restrictive legend on such securities is no longer required in order to establish compliance with the provisions of the Securities Act, or (iii) when such securities are transferred pursuant to Rule 144 or become transferable in accordance with the provisions of Rule 144(k) promulgated under the Securities Act. Whenever the conditions imposed by this Section 8 shall terminate as hereinabove provided with respect to any of the Shares or the Warrant Shares, the holder of any such securities bearing the legend set forth in Section 8.2 shall be entitled to receive from the Company, without expense (except for the payment of any applicable transfer taxes) and as expeditiously as possible, new stock certificates not bearing such legend.

                                   SECTION 9

                                  TERMINATION

     9.1  TERMINATION.  This Agreement may be terminated at any time:

          (a) by mutual consent of the Company and the Purchaser in a written instrument;

          (b) by either the Purchaser or the Company if there has been a material breach on the part of the other of any representation, warranty, covenant or agreement set forth in this Agreement, which breach has not been cured within 30 days following receipt by the breaching party of notice of such breach; or

          (c) by either the Company or the Purchaser if the Closing shall not have occurred on or before the 60th day after the date hereof unless the failure to close by such time is due to the breach of this Agreement by the party seeking to terminate; provided that if the Registration Statement has not been declared effective within such 60-day period, the Purchaser, in its sole discretion, may extend such 60-day period for an additional 60 days.

     9.2 EFFECT OF TERMINATION. In the event of termination of this Agreement by either the Company or the Purchaser as provided in Section 9.1, this Agreement shall forthwith become void; provided, however, that no termination of this Agreement shall relieve any party from liability resulting from a prior breach by such party of any of its representations, warranties, covenants or agreements set forth herein.

                                   SECTION 10

                                 MISCELLANEOUS

     10.1 GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to contracts entered into solely between residents of, and to be performed entirely within, such state, and without reference to principles of conflicts of laws or choice of laws.

     10.2 SPECIFIC ENFORCEMENT; VENUE. The parties hereto acknowledge and agree that each would be irreparably damaged if any of the provisions of this Agreement are not performed by the other in accordance with their specific terms or are otherwise breached. It is accordingly agreed that each party shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement by the other and to enforce this Agreement and the terms and provisions hereof specifically against the other, in addition to any other remedy to which such aggrieved party may be entitled at law or in equity. Any action or proceeding seeking to enforce any provision of, or based on any rights arising out of, this Agreement may be brought against any of the parties in the courts of the State of Delaware, County of New Castle, or in the United States District Court for the District of Delaware, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     10.3 SURVIVAL. The representations and warranties in Sections 3 and 4 of this Agreement shall survive the Closing and shall not merge in the performance of any obligation by any party hereto; provided, however, that the representations and warranties made shall only be deemed to have been made as of the date hereof and as of the Closing Date (or such other date referenced in such representation or warranty).

     10.4 SUCCESSORS AND ASSIGNS. The rights and obligations set forth herein may not be assigned or delegated by the Company or the Purchaser without the prior written consent of the other, except that the Purchaser may assign, in whole or in part, its rights and delegate its obligations hereunder (including, without limitation, the right to purchase any or all of the Shares and the Warrant and the obligation to pay all or any portion of the Purchase Price) to any Affiliate of the Purchaser (collectively, together with the Purchaser, the "PURCHASER GROUP") without obtaining the prior written consent of the Company. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     10.5 ENTIRE AGREEMENT; AMENDMENT. Except as expressly provided to the contrary in any separate agreement, this Agreement, the Warrant and the Registration Rights Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and supersede all prior agreements and understandings among the parties relating to the subject matter hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     10.6 NOTICES. All notices, requests, demands or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of delivery if personally delivered by hand, (ii) upon the third day after such notice is
(a) deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, or (b) sent by a nationally recognized overnight express courier, or (iii) by facsimile upon written confirmation (other than the automatic confirmation that is received from the recipient's facsimile machine) of receipt by the recipient of such notice:

          (a)  if to the Company, to it at:

               SeaChange International, Inc.
               124 Acton Street
               Maynard, MA  01754
               Facsimile Number:  (978) 897-9590
               Attention: William L. Fiedler
               with a copy to:

               William B. Simmons, Jr., Esq.
               Testa, Hurwitz & Thibeault, LLP
               125 High Street
               Boston, MA  02110
               Facsimile Number: (617) 248-7100

          (b)  if to the Purchaser, to it at:

               c/o Comcast Corporation
               1500 Market Street
               Philadelphia, PA  19102-2148
               Attention:  Arthur Block
               Facsimile Number:  (215) 981-7794

               with a copy to:

               Howard A. Blum, Esq.
               Drinker Biddle & Reath LLP
               One Logan Square
               18th and Cherry Streets
               Philadelphia, PA  19103-6996
               Facsimile Number:  (215) 988-2757

or to such other address or facsimile number as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address or facsimile number shall be effective only upon receipt.

     10.7  BROKERS.

          (a) The Company has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchaser from and against all fees, commissions or other payments owing to any party acting on behalf of the Company hereunder.

          (b) The Purchaser has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchaser shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any party acting on behalf of the Purchaser hereunder.

     10.8 FEES, COSTS AND EXPENSES. All fees, costs and expenses (including attorneys' fees and expenses) incurred by either party hereto in connection with the preparation, negotiation and execution of this Agreement, the Warrant and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby, shall be the sole and exclusive responsibility of such party.

     10.9 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any Person hereunder shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Person hereunder of any breach or default under this Agreement, or any waiver on the part of any such Person of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Agreement or by law or otherwise shall be cumulative and not alternative.

     10.10 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement, the Warrant or the Registration Rights Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restriction of this Agreement, the Warrant or the Registration Rights Agreement, as applicable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     10.11 COUNTERPARTS. This Agreement may be executed in two or more partially or fully executed counterparts and by facsimile signatures, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument. The execution and delivery of the signature page to this Agreement by any party hereto who shall have been furnished the final form of this Agreement shall constitute the execution and delivery of this Agreement by such party.

     10.12 PUBLIC ANNOUNCEMENT. The Company and the Purchaser shall agree on the form and content of any public announcement that shall be made concerning this Agreement, the Warrant and the Registration Rights Agreement and the transactions contemplated hereby and thereby, and neither the Company nor the Purchaser shall make any such public announcement without the consent of the other, except as required by law.

     10.13 FURTHER ASSURANCES. The Company and the Purchaser shall each use its reasonable efforts at any time and from time to time prior to, at and after the Closing to execute and deliver to the other such further documents and instruments and to take all such further actions as the other may reasonably request in order to convey and transfer the Shares, the Warrant and, upon exercise of the Warrant, the Warrant Shares, and to consummate the transactions contemplated by this Agreement, the Warrant and the Registration Rights Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date first above written.

                              COMCAST SC INVESTMENT, INC.


                              By:   /s/ Rosemarie S. Teta
                                    --------------------------------

                              Name:   Rosemarie S. Teta
                                    --------------------------------

                              Title:   Vice President
                                    --------------------------------


                              SEACHANGE INTERNATIONAL, INC.


                              By:   /s/ William L. Fiedler
                                    --------------------------------

                              Name:   William L. Fiedler
                                     --------------------------------

                              Title:   Vice President
                                     --------------------------------




        [SIGNATURE PAGE TO COMMON STOCK AND WARRANT PURCHASE AGREEMENT]

The following exhibits and schedules thereto have been omitted in accordance with Rule 601(B)(2) of Regulation S-K:

Exhibit A - Form of Warrant Certificate
Exhibit B - Company Disclosure Schedule
Exhibit C - Form of Registration Rights Agreement
Exhibit D - Form of Employee Nondisclosure, Developments and Noncompetition
            Agreements
Exhibit E - Form of Legal Opinion of Testa, Hurwitz & Thibeault, LLP Exhibit F - Form of Registration Rights Agreement

The Company will furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission (the "Commission") upon the Commission's request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.